                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 FEBRUARY 1996
                            PAYMENT MARCH 15, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                           CUSIP#          393534AB8
                                           Trust Account # 33-31958-0
                                           Distribution Date:    March 15, 1996


SECURITIZED NET INTEREST MARGIN                                           PER $1,000
CERTIFICATES                                                               ORIGINAL
------------                                                              ----------
1.   Amount Available                                    1,760,363.71

Interest

2.   Aggregate Interest                                    373,939.06     4.04695952

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                                      373,939.06

Principal

6.   Current month's principal
     distribution                                        1,386,424.65    15.00459578

7.   Remaining outstanding principal
     balance                                            55,776,234.49    603.6389014
     Pool Factor                                            .60363890

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                        86,843,519.22

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                                       229,917.47

11.  Weighted average CPR                                        8.69%

12.  Weighted average CDR                                        1.98%

13.  Annualized net loss percentage                              0.73%

14.  Delinquency  30-59 day                                      1.03%
                  60-89 day                                      0.40%
                  90+ day                                        0.79%
                  Total 30+                                      2.22%

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 FEBRUARY, 1996
                             PAYMENT MARCH 15, 1996

                                             Fee Assets
                          -------------------------------------------------

                          Guarantee            Inside            Fee Asset
                            Fees                Refi               Total
                          ----------          --------           ----------

GTFC 1994-1               619,676.79          4,287.68           623,964.47
GTFC 1994-3
GTFC 1994-4               ----------          --------           ----------

                          619,676.79          4,287.68           623,964.47


Total amount of Guarantee Fees and Inside
  Refinance Payments                                             623,964.47

Payment on Finance 1 Note                                        623,964.47

Allocable to Interest (current)                                  137,262.42

Allocable to accrued but unpaid Interest                                .00

Accrued and unpaid Trustee Fees                                         .00

Allocable to Principal                                           486,702.05

Finance 1 Note Principal Balance                              20,496,088.78

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                FEBRUARY, 1996
                            PAYMENT MARCH 15, 1996

                                              Inside
                               Residual        Refi         Total
                             ------------  ------------  ------------

GTFC 1994-1                           .00           .00           .00
GTFC 1994-2                    433,466.55      4,370.84    437,837.39
GTFC 1994-3                    264,279.26      2,425.43    266,704.69
GTFC 1994-4                    425,698.73      6,158.43    431,857.16
                             ------------  ------------  ------------

                             1,123,444.54     12,954.70  1,136,399.24
                             ------------  ------------  ------------

Total Residual and Inside
 Refinance Payments                                      1,136,399.24